Exhibit 99.1

MOR-1 case name: ATP Oil & Gas Corporation UNITED STATES BANKRUPTCY COURT PETITION DATE: DISTRICT OF TEXAS: DIVISION: 8/17/2012 CASE NUMBER: 12-36187 Southern proposed plan date: To be determined Houston MONTHLY OPERATING REPORT SUMMARY FOR OCTOBER 2012 MONTH 8/1 7/12 to 8/31/1 2 9/30/2012 10/31/2012 REVENUES (MOR-6) $ 17,962,067 $ 37,184,014 $ 36,306,806 INCOME BEFORE INT; DEPREC./TAX (MOR-6) 1,618,169 6,864,948 5,013,051 NET INCOME (LOSS) (MOR-6) (32,699,588) (4,623,978) (6,425,282) PAYMENTS TO INSIDERS (MOR-9) 75,859 152,426 159,194 PAYMENTS TO PROFESSIONALS (MOR-9) 620,479 572,818 1,311,798 TOTAL DISHVRSEMENTS (MOR-8) $ 386,317,124 $ 66,035,477 $ 87,503,449 ***The original of this document must be filed with the United States Bankruptcy Court and a copy must be sent to the United States Trustee***

REQUIRED INSURANCE MAINTAINED AS OF SIGNATURE DATE EXP. DATE CASUALTY YES(X) NO( ) 06-30-13 LIABILITY YES (X) NO ( ) 10-31-13 VEHICLE YES (X) NO ( ) 10-31-13 WORKER’S yes (X) no ( ) 06-30-13 OTHER YES (X) NO ( ) 06-01-13 Are ail accounts receivable being collected within terms? Are all post-petition liabilities, including taxes, being paid within terms? Have any pre-petitiori liabilities been paid? CIRCLE ONE Yes No yes no Yes No if so, describe In accordance with the authority that has been granted to ATP under court orders, certain prepetition liabilities relating to payroll, employee expense reimbursements, independent contractor fees, utility fees, capital expenditures for our Clipper project, and fees due on our bank accounts have bean paid Are all funds received being deposited into DIP bank accounts? Were any assets disposed of outside the normal course of business? If so, describe Yes No Yes No Are all U.S. Trustee Quarterly Fee Payments current? What is the status of your Plan of Reorganization? Yes No

ATTORNEY NAME: FIRM NAME: ADDRESS: CITY. STATE, ZIP: TELEPHONE/FAX: Charles S. Kelley, Esq. Mayer Brown, LLP 700 Louisiana St. Suite 3400 Houston, TX 77002 (713)238-3000 We have not yet commenced negotiations with our stakeholders. / certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct. SIGHED X TITLE: Chief Financial Officer (ORIGINAL SIGNATURE) Albert L Reese Jr. November 20, 2012 (PRINT NAME OF SIGNATORY) DATE Revised 07/01/98

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

ASSETS	FILING DATE* 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH	MONTH	MONTH
CURRENT ASSETS							
Cash	$ 6,119,734	$ 47,144,872	$ 54,512,686	$ 39,600,277			
Restricted Cash	4,840,908	14,841,112	82,549,173	39,780,233			
Accounts Receivable, Net	48,962,845	48,202,892	51,860,095	49,641,379			
Accounts Receivable, Affiliates	699,367,083	705,099,121	710,056,471	715,813,853			
Prepaid Expenses and Other Current Assets	18,938,661	19,533,602	14,207,138	11,902,075			
TOTAL CURRENT ASSETS	778,229,231	834,821,599	913,185,563	856,737,817			
Oil & Gas Properties	2,914,007,759	2,939,625,568	2,988,835,104	2,962,670,018			
Less Accumulated DD&A and Impairment	1,622,583,195	1,636,941,332	1,650,846,528	1,664,818,884			
OIL & GAS PROPERTIES, NET	1,291,424,564	1,302,684,236	1,337,988,576	1,297,851,134			
OTHER ASSETS							
1. Deferred Tax Assets	-	-	-	-			
2. Investments in Affiliates	892,154,554	888,614,697	869,098,552	864,632,911			
3. Deferred Financing Costs - net	2,075,258	2,171,506	1,970,434	1,836,314			
4. Furniture & Fixtures, net	482,093	463,201	440,959	418,736			
5. Other Non current Receivable	12,269,065	12,273,726	12,278,238	12,282,902			
TOTAL ASSETS	$ 2,976,634,765	$ 3,041,028,965	$ 3,134,962,322	$ 3,033,759,814			

* Per Schedules and Statement of Affairs

MOR-2

Revised 07/01/98

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

COMPARATIVE BALANCE SHEETS

LIABILITIES & OWNERS' EQUITY	FILING DATE* 8/17/2012	MONTH 8/31/2012	MONTH 9/30/2012	MONTH 10/31/2012	MONTH	MONTH	MONTH
LIABILITIES							
POST-PETITION LIABILITIES(MOR-4)	$ -	$ 501,051,920	$ 631,908,259	$ 559,111,503			
PRE-PETITION LIABILITIES							
Secured obligations	2,014,806,960	1,650,999,715	1,648,605,960	1,651,917,233			
Priority unsecured obligations	11,287,816	11,287,816	10,759,598	10,759,598			
Unsecured obligations	251,241,600	251,241,600	198,576,609	191,241,071			
Other pre-petition obligations	-	-	-	-			
TOTAL CLAIMABLE PRE-PETITION LIABILITIES	2,277,336,376	1,913,529,131	1,857,942,167	1,853,917,902			
Asset Retirement Obligation (1)	149,468,228	150,114,665	149,970,805	151,553,115			
Derivative Liability	1,962,381	-	-	-			
Other Long-term obligations (2)	544,832,478	510,150,491	536,415,044	520,685,753			
TOTAL LIABILITIES	2,973,599,463	3,074,846,207	3,176,236,275	3,085,268,273			
OWNERS' EQUITY (DEFICIT)							
PREFERRED STOCK	277,406,044	277,406,044	277,406,044	136,457,044			
COMMON STOCK	52,660	52,660	52,660	73,288			
TREASURY STOCK	(911,729)	(911,729)	(911,729)	(911,729)			
ADDITIONAL PAID-IN CAPITAL	536,339,243	536,976,475	537,384,047	678,615,495			
8/1-8/17 TRANSLATION ADJUSTMENT (3)	1,363,677	-	-	-			
RETAINED EARNINGS: Filing Date	(811,214,593)	(811,214,593)	(811,214,593)	(811,214,593)			
RETAINED EARNINGS: Post Filing Date	-	(32,699,588)	(37,323,566)	(43,748,848)			
Equity in earnings of ATPIP and ATP Titan: Post Filing Date	-	(3,426,511)	(6,666,816)	(10,779,116)			
TOTAL OWNERS' EQUITY (NET DEFICIT)	3,035,302	(33,817,242)	(41,273,953)	(51,508,459)			
TOTAL LIABILITIES & OWNERS' EQUITY	$ 2,976,634,765	$ 3,041,028,965	$ 3,134,962,322	$ 3,033,759,814			

* Per Schedules and Statement of Affairs

MOR-3

Revised 07/01/98

(1) ARO represents GAAP present value estimate of future cash flows. ARO is subject to certain potential bonding requirements which have not been determined as of the date of this filing.

(2) Other long-term obligations include term NPI and ORRI interests which are accounted for as long-term obligations under GAAP because they are granted on proved properties where production is reasonably assured. Amounts associated with these other long-term obligations are not payable until production occurs.

(3) Our August 17 through August 31, 2012 income was estimated using an allocation of 15/31 days for certain line items. Our balance sheet line items represent the August 17 balances when possible; otherwise amounts presented represent July 31 balances. Because of this, an equity translation adjustment is required.

CASE NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 SCHEDULE OF POST-PETITION LIABILITIES MONTH MONTH MONTH MONTH MONTH MONTH 8/31/2012 9/30/2012 10/31/2012 TRADE ACCOUNTS PAYABLE (MOR 5) $ 11,682,314 $ 9,262,572 $ 4,618,385 ACCOUNTS PAYABLE - AFFILIATES - 5,762,204 5,766,203 TAX PAYABLE Federal Payroll Taxes - - - State Payroll Taxes - - - Ad Valorem Taxes - - - Other Taxes - - - TOTAL TAXES PAYABLE - - - SECURED DEBT POST-PETITION 414,344,609 524,877,029 525,532,714 ACCRUED INTEREST PAYABLE 583,204 4,625,503 4,852,269 ACCRUED PROFESSIONAL FEES* 746,512 440,553 715,540 OTHER ACCRUED LIABILITIES 1. Payroll accruals - - - 2. Other accruals 55,145,058 77,503,779 10,701,453 3. Other payables 18,550,223 9,436,619 6,924,939 TOTAL POST-PETITION LIABILITIES (MOR-3) $ 501,051,920 $ 631,908,259 $ 559,111,503 *Payment requires Court Approval MOR-4 Revised 07/01/98

CASE NA ME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 AGING OF POST-PETITION LIABILITIES MONTH 10/31/2012 DAYS TOTAL TRADE FEDERAL STATE AD VALOREM, ACCOUNTS TAXES TAXES OTHER TAXES 0-30 $ 3,396,884 $ 3,396,884 $ - $ - $ - 31-60 1,221,501 1,221,501 - - - 61-90 - - - - - 91+ - - - - - TOTAL $ 4,618,385 $ 4,618,385 $ - $ - $ - AGING OF ACCOUNTS RECEIVABLE AGING OF ACCOUNTS RECEIVABLE (1) (2) DAYS TOTAL Revenue Joint Interest Other 0-30 DAYS $ 40,032,304 $ 38,567,511 $ 1,463,855 $ 938 31-60 DAYS 2,964,528 - 2,893,528 71,000 61-90 DAYS 3,159,427 2,420,432 687,625 51,370 91+ DAYS 3,485,120 (317,589) 3,073,982 728,727 TOTAL $ 49,641,379 $ 40,670,354 $ 8,118,990 $ 852,035 MOR-5 Revised 07/01/98 (1) 91+ day balance includes $2,013,375 of amounts being withheld over W I% dispute and $415,789 of amounts regarding Black Elk/Nippon lawsuit (2) 91+ day balance includes $317,135 due from Bluewater Industries and $386,285 due from Israel Tax Authority for VAT taxes and other receivables

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

STATEMENT OF INCOME (LOSS)

	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH	MONTH	MONTH	FILING TO DATE
REVENUES (MOR-1)	$ 17,962,067	$ 37,184,014	36,306,806				$ 91,452,887
							-
GROSS PROFIT	17,962,067	37,184,014	36,306,806				91,452,887
OPERATING EXPENSES:							
Lease Operating Expenses	3,596,446	7,405,660	7,072,186				18,074,292
Processing fees, related party	3,456,290	6,590,000	6,643,000				16,689,290
DD&A /Impairment	6,958,244	13,927,439	13,994,578				34,880,261
Accretion	508,076	1,059,370	1,032,207				2,599,653
Abandonment(Gain)/Loss	32,108	130,910	-				163,018
Compensation Expense	778,853	1,165,292	1,359,794				3,303,939
Professional Fees	882,462	(35,889)	967,109				1,813,682
Other General & Administrative	131,419	76,284	224,881				432,584
TOTAL OPERATING EXPENSES	16,343,898	30,319,066	31,293,755				77,956,719
INCOME (LOSS) FROM OPERATIONS (MOR-1)	1,618,169	6,864,948	5,013,051				13,496,168
INTEREST INCOME	2,033,953	4,504,888	4,860,557				11,399,398
INTEREST (EXPENSE), NET	(2,191,113)	(13,303,416)	(15,464,387)				(30,958,916)
DERIVATIVES GAIN/(LOSS)	-	(30,879)	(972)				(31,851)
DEBT EXTINGUISHMENT GAIN/(LOSS)	(6,937,100)	-	-				(6,937,100)
TOTAL INT, DER.& OTHER ITEMS	(7,094,260)	(8,829,407)	(10,604,802)				(26,528,469)
NET INCOME (LOSS) BEFORE REORGANIZATION EXPENSES	(5,476,091)	(1,964,459)	(5,591,751)				(13,032,301)
REORGANIZATION (EXPENSES):							
US Trustee fees	(30,000)	-	(30,000)				(60,000)
Professional fees	(1,037,305)	(2,659,519)	(803,531)				(4,500,355)
Debt valuation adjustments	-	-	-				-
Claims adjustments	(26,156,192)	-	-				(26,156,192)
Interest income	-	-	-				-
REORGANIZATION EXPENSES, NET:	(27,223,497)	(2,659,519)	(833,531)				(30,716,547)
NET INCOME (LOSS) (MOR-1)	$ (32,699,588)	$ (4,623,978)	$ (6,425,282)				$ (43,748,848)

Accrual Accounting Required. Otherwise Footnote with Explanation.

MOR-6

Revised 07/01/98

CASE NAME: ATP Oil & Gas Corporation
CASE NUMBER: 12-36187

CASH RECEIPTS AND DISBURSEMENTS	MONTH 8/17/12 to 8/31/12	MONTH 9/30/2012	MONTH 10/31/2012	MONTH	MONTH	MONTH	FILING TO DATE
1. CASH-BEGINNING OF MONTH	$ 6,119,734	$ 47,144,872	$ 54,512,686				$ 6,119,734
RECEIPTS:							
1. COLLECTION OF NET REVENUE ACCOUNTS RECEIVABLE	21,003,439	34,319,343	29,583,979				84,906,761
2. COLLECTION OF JOINT INTEREST ACCOUNTS RECEIVABLE	-	681,206	383,486				1,064,692
3. OTHER OPERATING RECEIPTS (See Attached)	-	310,803	115,223				426,026
4. FINANCING RECEIPTS (See Attached)	406,338,823	40,091,939	42,508,352				488,939,114
TOTAL RECEIPTS**	427,342,262	75,403,291	72,591,040				575,336,593
(Withdrawal) Contribution by Individual Debtor MFR-2*							
DISBURSEMENTS:							
5. TERM-LIMITED ORRI	940,089	2,991,609	1,766,390				5,698,088
6. TERM-LIMITED NPI	-	12,645,837	21,087,710				33,733,547
7. DERIVATIVE SETTLEMENTS PAID (RECEIVED)	2,141,118	30,879	90,352				2,262,349
8. LEASE OPERATING COSTS	-	1,702,508	10,662,317				12,364,825
9. GOMEZ PIPELINE OBLIGATION	830,833	877,160	1,026,951				2,734,944
10. TITAN FEE	5,500,000	10,000,000	5,000,000				20,500,000
11. ATPIP FEES	1,571,182	1,571,682	1,518,682				4,661,546
12. GENERAL & ADMINISTRATIVE (See Attached)	437,500	2,264,864	2,129,975				4,832,339
13. OTHER OPERATING DISBURSEMENTS (See Attached)	-	-	-				-
TOTAL DISBURSEMENTS FROM OPERATIONS	11,420,722	32,084,539	43,282,377				86,787,638
14. CAPEX CASH DISBURSMENTS (See Attached)	-	34,933,676	38,100,489				73,034,165
15. BANKRUPTCY & PROFESSIONAL FEES (See Attached)	620,479	572,818	1,311,798				2,505,095
16. FINANCING PAYMENTS - PRINCIPAL AND INTEREST (See Attached)	374,275,923	444,444	4,808,785				379,529,152
TOTAL DISBURSEMENTS**	386,317,124	68,035,477	87,503,449				541,856,050
17. NET CASH FLOW	41,025,138	7,367,814	(14,912,409)				33,480,543
18. CASH - END OF MONTH (MOR-2)	$ 47,144,872	$ 54,512,686	$ 39,600,277				$ 39,600,277

* Applies to Individual debtors only

**Numbers for the current month should balance (match) RECEIPTS and CHECKS/OTHER DISBURSEMENTS lines on MOR-8

MOR-7A

Revised 07/01/98

CASE NUMBER: 12-36187 CASH RECEIPTS AND MONTH MONTH MONTH MONTH MONTH MONTH FILING TO DISBURSEMENTS DETAIL 8/17/12 to 8/31/12 9/30/2012 10/31/2012 DATE OTHER OPERATING RECEIPTS (Line 3) Miscellaneous $ - $ 310,803 $ 115,223 $ 426,026 GENERAL & ADMINISTRATIVE (Line 12) Compensation 352,523 1,235,511 1,008,815 2,596,849 Rent - 55,812 110,518 166,330 Office and general costs - 89,235 82,965 172,200 Travel related - 26,191 20,791 46,982 D&O 82,413 81,233 97,420 261,066 Other costs 2,564 776,882 809,466 1,588,912 GENERAL & ADMINISTRATIVE TOTAL 437,500 2,264,864 2,129,975 4,832,339 BANKRUPTCY & PROFESSIONAL FEES (Line 15) Retained legal advisors 620,479 572,818 746,512 1,939,809 Retained financial advisors - - 535,286 535,286 Operational/other bankruptcy fees - - 30,000 30,000 BANKRUPTCY & PROFESSIONAL FEES TOTAL 620,479 572,818 1,311,798 2,505,095 OTHER OPERATING DISBURSEMENTS (Line 13) - - - - CAPEX CASH DISBURSMENTS (Line 14) Maintenance/Other - - 27,985 27,985 Clipper project - 34,933,676 37,895,335 72,829,011 Gomez #9 project - - - - Plugging and abandonment of oil and gas properties - - 177,169 177,169 CAPEX CASH DISBURSMENTS TOTAL - 34,933,676 38,100,489 73,034,165 FINANCING PAYMENTS - PRINCIPAL AND INTEREST (Line 16) 1st lien principal and interest 367,338,823 - - 367,338,823 New facility principal and interest 6,937,100 444,444 4,808,785 12,190,329 FINANCING PAYMENTS - PRINCIPAL AND INTEREST TOTAL 374,275,923 444,444 4,808,785 379,529,152 FINANCING RECEIPTS (Line 4) New facility proceeds $ 406,338,823 $ 40,091,939 $ 42,508,352 $ 488,939,114

CASE NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 CASH ACCOUNT RECONCILIATION MONTH OF 10/31/2012 BANK NAME JPMorgan Chase JPMorgan Chase JPMorgan Chase JPMorgan Chase JPMorgan Chase Green Bank ACCOUNT NUMBER 113334321 1000027441 6300050955 58902066488 113400841 3300247239 ACCOUNT TYPE Operating Deposit Controlled Disbursement Cafeteria Plan Other Payroll TOTAL BANK BALANCE $ 45,858,385 $ - $ - $ 23,936 $ - $ 217,940 $ 46,100,261 DEPOSITS IN TRANSIT - - - 7,812 - - 7,812 OUTSTANDING CHECKS - - 6,506,562 - - 1,234 6,507,796 ADJUSTED BANK BALANCE $ 45,858,385 $ - $ (6,506,562) $ 31,748 $ - $ 216,706 $ 39,600,277 BEGINNING CASH - PER BOOKS $ 66,073,380 $ - $ (11,807,398) $ 12,964 $ - $ 233,740 $ 54,512,686 RECEIPTS* 72,092,330 498,710 - - - - 72,591,040 TRANSFERS BETWEEN ACCOUNTS (21,824,178) (498,710) 21,354,104 18,784 950,000 - (WITHDRAWAL) OR CONTRIBUTION BY INDIVIDUAL DEBTOR MFR-2 - - - - - - - CHECKS/OTHER DISBURSEMENTS* 70,483,147 16,053,268 967,034 87,503,449 ENDING CASH - PER BOOKS $ 45,858,385 $ - $ (6,506,562) $ 31,748 $ - $ 216,706 $ 39,600,277 Revised 07/01/98 MOR-8 *Numbers should balance (match) TOTAL RECEIPTS and TOTAL DISBURSEMENTS lines on MOR-7

CASE NAME: ATP Oil & Gas Corporation CASE NUMBER: 12-36187 PAYMENTS TO INSIDERS AND PROFESSIONALS Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(31)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders, identify the type of compensation paid (e.g., salary, commission, bonus, etc.) (Attach additional pages as necessary). MONTH MONTH MONTH MONTH MONTH MONTH INSIDERS: NAME/COMP TYPE 8/17/12 to 8/31/12 9/30/2012 10/31/2012 1. T. Paul Bulmahn (salary) $ 17,767 $ 36,197 36,798 2. Leland E. Tate (salary) 14,634 29,267 29,267 3. Albert L. Reese Jr. (salary) 11,577 23,154 24,863 4. George R. Morris (salary) 11,848 23,741 25,554 5. John E. Tschirhart (salary) 8,731 17,463 18,455 6. Keith R. G odwin (salary) 11,302 22,604 24,257 TOTAL INSIDERS (MOR-1) $ 75,859 $ 152,426 $ 159,194 MONTH MONTH MONTH MONTH MONTH MONTH PROFESSIONALS 8/17/12 to 8/31/12 9/30/2012 10/31/2012 DIP Lender Professionals 1. Bingham McCutchen LLP $ 620,479 $ - $ 429,209 2. Cravath, Swaine & Moore LLP - 572,818 - 3. Houlihan Lokey - - 535,286 4. Winstead PC - - 317,303 Others 1. US Trustee Payment Center - - 30,000 TOTAL PROFESSIONALS (MOR-1) $ 620,479 $ 572,818 $ 1,311,798 More-9 Revised 07/01/98